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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): April 5, 2007

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                                    Dell Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                         0-17017                 74-2487834
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


                      One Dell Way, Round Rock, Texas 78682
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (512) 338-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

On April 5, 2007, Dell received an additional NASDAQ Staff Determination notice stating that the company is not in compliance with NASDAQ Marketplace Rule 4310(c)(14) because it has not timely filed its Annual Report on Form 10-K for the fiscal year ended February 2, 2007. A copy of the press release issued on April 9, 2007, announcing the company's receipt of this notice, is attached as
Exhibit 99.1 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 -- Press Release issued by Dell Inc., dated April 9, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      DELL INC.
Date: April 9, 2007
                                      By: /s/ Thomas H. Welch, Jr.
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                                          Thomas H. Welch, Jr.
                                          Vice President and Assistant Secretary



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                                  EXHIBIT INDEX

Exhibit
  No.           Description of Exhibit
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99.1            Press Release issued by Dell Inc., dated April 9, 2007.


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